NUVEEN
 Investments


Nuveen Floating Rate Fund

Semiannual Report dated November 30, 2001

For investors seeking a high level of current income and capital preservation potential.

[Photos Appear Here]

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Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio can leave you well positioned to reduce overall investment volatility.

Your Nuveen Floating Rate Fund continued to meet its primary objective of seeking to provide you with attractive income and potential for capital preservation from a portfolio of carefully researched senior bank loans. Detailed information on your Fund's performance can be found in the Portfolio Manager Commentary and Fund Spotlight section later in this report. I urge you to take the time to read it.

In addition to providing you with attractive income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. Senior bank loans have historically demonstrated low return correlation with stocks and bonds. Bank loans tend to react differently from stocks and bonds to economic factors. For instance, changes in interest rates typically affect the price of fixed-income investments, such as long-term bonds, but not the income they produce. Conversely, changes in interest rates affect a senior loan fund's income potential but generally have only a minimal effect on price. That's one reason why, when added to a portfolio of stocks and bonds, Nuveen Floating Rate Fund offers the potential to reduce overall portfolio volatility.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy.

Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
January 15, 2002




Dear Shareholder...................... 1
From the Portfolio Manager............ 2
Fund Spotlight........................ 4
Portfolio of Investments.............. 5
Statement of Net Assets............... 9
Statement of Operations...............10
Statement of Changes in Net Assets....11
Statement of Cash Flows...............12
Notes to Financial Statements.........13
Financial Highlights..................16
Fund Information......................17

From the Portfolio Manager

On October 31, 2001, a team from Symphony Asset Management assumed day-to-day management of the Nuveen Floating Rate Fund. We recently spoke with Gunther Stein, lead portfolio manager, to find out more about Symphony and his team's approach to managing the fund.


Q. How has your experience at Symphony prepared you to manage bank loan funds?

A. We manage over $1 billion in high yield bonds today for Symphony. Working with high yield bonds is a lot like working with bank loans -- except that, historically, high yield debt has been more volatile than bank loans. The single most critical factor is focusing on credit fundamentals. And every day we re-assess our holdings, using quantitative and qualitative data gathered from the entire investment team at Symphony -- including fixed-income specialists and equity portfolio managers, who provide valuable perspectives on companies from their respective markets-as well as from outside analysts and news reports.

The funds' management team has extensive bank loan industry experience that helps us thoroughly understand the highly complex senior loan market. Prior to joining Symphony, Gunther Stein was a member of the Wells Fargo loan syndication team, working daily with the same type of loans that are in this fund. Lenny Mason was a managing director at Fleet Bank Boston on the bank-loan side, where he led the structuring and advisory team for the technology and telecom group. Geoffry Gwin was a leveraged lender at the German bank BHF Bank, a position in which he evaluated the creditworthiness of companies seeking loans. Deepak Gulrajani was the Director of Fixed Income Strategies at Barclays Global Investors where he was responsible for more than $30 billion of US and global fixed income assets.

Q. Why is this investment analysis important?

A. We feel that our job is to understand each of the holdings in our portfolio. The more information we have on a company, the better we are able to understand it. So, when we assess the holdings in the Floating Rate Fund portfolio, we blend information from the equity markets with information from the debt markets with our own view of the high yield and bank loan markets. We think this cross-market analysis provides important information and early warning signs for the management of senior loan funds.

Also, due in part to the sharp economic slowdown, we've seen a new level of volatility with respect to senior-loan investments. More than ever, it is important to monitor a company's credit quality to try to avoid buying a loan that might not be paid back. We continue to benefit from our high-yield experience which has helped us understand how to spot potential problems.

Q. What are your thoughts on the recent decline in senior loan valuations?

A. We are extremely focused on this issue since one of our primary goals is to preserve capital. Generally, we make sure we are comfortable with the companies in the portfolio and that their assets and capital structure provide ample cushion to protect the value of the loans in the portfolio.

There are two main factors that have affected the decline of the asset class -- the decline of general credit fundamentals and transparency and liquidity in the market. General credit fundamentals have suffered with the general slow-down in the economy and corresponding pressure on companies' earnings. Default rates have increased to roughly 8-9% in 2001, up from only 4% in 2000. Additionally, there have been some specific sectors, like Telecommunications, that have been hurt where the value of corporate assets has declined precipitously and hence recoveries on defaulted loans have been limited. These events have caused price declines not only for the senior loans of borrowers that have experienced these severe credit declines, but also for senior loans of more creditworthy borrowers.

Also, as the market has matured, transparency and the use of third-party pricing agents has increased. Several years ago, there was relatively little liquidity in that market. Now, we are faced with a different environment for credit-based investments. There is a fairly liquid market for certain loans, which allows investors to go in and out of these loans fairly readily, which can lead to price volatility.

Q. Do you expect to significantly alter the current portfolio holdings?

A. We are making adjustments incrementally. We clearly want to optimize the portfolio to reflect our focus on high-quality companies and good risk management. We are examining each loan currently in the portfolio, especially those trading at discounts to par. If we feel there is still significant downside potential, we may sell some of those loans. We will do this on a case-by-case basis. At this time, we are not planning on selling off a significant portion of the portfolio.

We believe that we may be nearer to the bottom of the economic slowdown than we were six months ago. In today's market, we are also looking to be opportunistic. If we see opportunities to take advantage of quality senior loans trading at discounts, we'll act to take advantage of those situations. We believe the question becomes not only which par value loans we would sell, but what par value loans we can purchase. Ideally, we would also like to purchase loans that are trading at a discount that have sound credit fundamentals and upside price potential.

Q. Can you explain why the dividend has been reduced over the past year?

A. Dividends have been affected by the Federal Reserve Bank's decision to combat the general economic declines by lowering short-term interest rates. As short-term interest rates (including, most importantly, LIBOR) declined, reset rates for senior loans were lowered. The result was that the fund's portfolios generated less income, which in turn resulted in a dividend reduction for the Fund's shareholders. This has been true for all senior loan funds. What you see now is the reverse of what happened in 2000. In 2000 as short-term interest rates moved higher, the resets for the loans helped the funds to generate more income which in turn was passed on to shareholders in the form of dividend increases.

Dividends also had to be reduced because certain loans in the portfolio either became non-performing while in the portfolio, or suffered credit deterioration and were sold at a discount, to be replaced by a smaller par amount of another performing loan.

As for 2002, we believe a lot of what will happen depends on short-term interest rates. We believe we are at or near the end of the cycle for Federal Reserve's easing. If we see stability in short-term rates, we may be near the end of dividend adjustments on the down side. However, that is influenced by the economy and default experience on loans in the portfolio.


Q. What is your outlook for the senior loan market?

A. Absolute yields today are significantly lower than a year ago. Corporate default rates have increased, while recovery rates have decreased. Despite these issues, there's still quite a bit of opportunity: i) floating rate funds could benefit should LIBOR rates increase from current levels which are at or close to historical lows; ii) increased merger and acquisition activity and access to capital markets may increase NAV; and iii) new loans are being priced and structured much more attractively. In addition, the banks are still creating and selling syndicated loans in this economy because they need to diversify their risk. The banks are essentially motivated sellers, who may or may not be acting rationally -- which means that, as buyers, we may be able to pick up some bargains.

If the economy starts to improve in early 2002 and credit and earning concerns ease, then we think, in general, that credit-based investing would be less sensitive and there could be some upside potential there. In our opinion, that upside potential tied to the general economy and its recovery, which is driven largely by the Fed these days.

Q. Why stay invested in the senior loan asset class?

A. We believe senior loans continue to be a valuable addition to the core fixed income holdings of a balanced portfolio. Senior loans have historically demonstrated a low correlation with both traditional fixed-income and equity securities. Therefore, when added to a portfolio of stocks and bonds an investment in a senior loan fund may be able to help reduce overall portfolio volatility.

We will continue to look for opportunities that will enhance the portfolio's total return. Clearly if we can find these opportunities, we are going to be buying them. That is where we can try to make up ground.


The views expressed in this report reflect those of portfolio manager only through the end of the reporting period indicated on the cover of this report. The portfolio manager's views are subject to change at any time, based on market and other conditions.

Fund Spotlight
As of November 30, 2001                                Nuveen Floating Rate Fund



Quick Facts
                      A Shares    B Shares    C Shares   R Shares
-----------------------------------------------------------------
NAV                      $9.13       $9.13       $9.13      $9.12
-----------------------------------------------------------------
Latest Dividend /1/    $0.0435     $0.0380     $0.0375    $0.0455
-----------------------------------------------------------------
CUSIP                67066U103   67066U202   67066U301  67066U400
-----------------------------------------------------------------
Inception Date           11/99       11/99       11/99      11/99
-----------------------------------------------------------------


Annualized Total Returns as of 11/30/01 /2/

A Shares                                          NAV
1-Year                                          -0.58%
------------------------------------------------------
Since Inception                                  3.43%
------------------------------------------------------

B Shares                           w/o EWC       w/EWC
1-Year                              -1.26%      -3.56%
------------------------------------------------------
Since Inception                      2.74%       1.84%
------------------------------------------------------

C Shares                                           NAV
1-Year                                          -1.35%
------------------------------------------------------
Since Inception                                  2.63%
------------------------------------------------------

R Shares                                           NAV
1-Year                                          -0.43%
------------------------------------------------------
Since Inception                                  3.63%
------------------------------------------------------

Portfolio Statistics

Total Net Assets                        $113.4 million
------------------------------------------------------
Number of Investments                               70
------------------------------------------------------

Top Five Industries /3/

Chemicals, Plastics & Rubber                      8.0%
------------------------------------------------------
Diversified Manufacturing                         7.6%
------------------------------------------------------
Containers, Packaging & Glass                     6.6%
------------------------------------------------------
Hotels, Motels, Inns & Gaming                     6.1%
------------------------------------------------------
Aerospace/Defense                                 6.0%
------------------------------------------------------

Annualized Total Returns as of 9/30/01 /2/

A Shares                                           NAV
1-Year                                           0.46%
------------------------------------------------------
Since Inception                                  3.92%
------------------------------------------------------

B Shares                               w/o EWC   w/EWC
1-Year                                  -0.22%  -2.54%
------------------------------------------------------
Since Inception                          3.23%   2.07%
------------------------------------------------------

C Shares                                           NAV
1-Year                                          -0.42%
------------------------------------------------------
Since Inception                                  3.12%
------------------------------------------------------

R Shares                                           NAV
1-Year                                           0.60%
------------------------------------------------------
Since Inception                                  4.11%
------------------------------------------------------


Top Five Senior Loan Issues /3/

Mueller Group, Inc.                               4.3%
------------------------------------------------------
Micro Warehouse, Inc.                             3.7%
------------------------------------------------------
Hercules, Inc.                                    3.5%
------------------------------------------------------
NRT, Inc.                                         3.4%
------------------------------------------------------
SDM Corporation                                   3.4%
------------------------------------------------------




Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the fund offers to repurchase shares, investors can receive cash or may exchange their shares into the same class of shares of Nuveen's mutual funds at NAV.

/1/ Paid December 3, 2001. This fund accrues daily.

/2/ Class B share returns have an Early Withdrawal Charge (EWC) that declines from 3% to 0% over 5 years. Class C shares have an EWC of 1% for redemptions within one year, which is not reflected in the one-year total return. Class A and R shares are available under limited circumstances.

/3/ Based on total investments as of November 30, 2001.

                 Portfolio of Investments (Unaudited)
                 Nuveen Floating Rate Fund
                 November 30, 2001

                                             Ratings*
                                           ------------
    Principal                                               Stated
 Amount (000) Description                  Moody's S&P  Maturity** Market Value
-------------------------------------------------------------------------------
              VARIABLE RATE SENIOR LOAN
              INTERESTS(/1/) and
              INTEREST
              BEARING SECURITIES - 85.9%

              Aerospace/Defense - 6.0%

     $  2,985 Alliant Techsystems, Inc.,       Ba2  BB-   04/20/09 $  3,009,564
               Term Loan B

        2,985 DeCrane Aircraft Holdings,        B2   B+   12/17/06    2,850,514
               Inc., Term Loan D

        1,001 Vought Aircraft                   NR   NR   06/30/06      934,919
               Industries, Inc., Term
               Loan A
-------------------------------------------------------------------------------
                                                                      6,794,997
-------------------------------------------------------------------------------
              Automotive - 1.9%

          490 Federal-Mogul Corporation,        NR    D   02/24/04      269,959
               Term Loan A

        1,420 Federal-Mogul Corporation,        NR    D   02/24/05      787,416
               Term Loan B

          999 Metaldyne                        Ba3  BB-   11/28/08      837,495
               Corporation/Metalync
               Company, LLC, Term Loan B

          456 Tenneco Auto, Inc.                B2   B+   09/30/05      258,635
-------------------------------------------------------------------------------
                                                                      2,153,505
-------------------------------------------------------------------------------
              Beverage, Food & Tobacco -
               3.4%

          998 Flowers Foods, Inc., Term        Ba2 BBB-   03/26/07    1,000,991
               Loan B

          882 Merisant Company, Term           Ba3  BB-   03/30/07      882,815
               Loan B

        2,000 Pinnacle Foods                   Ba3  BB-   05/22/08    2,002,500
               Corporation, Term Loan
-------------------------------------------------------------------------------
                                                                      3,886,306
-------------------------------------------------------------------------------
              Broadcasting/Cable - 2.3%

        1,000 Century Cable Holdings,          Ba3   BB   12/31/09      985,594
               LLC, Term Loan B

        1,667 Charter Communications           Ba3  BB+   09/18/08    1,634,636
               Operating, LLC,
               Incremental Term Loan
-------------------------------------------------------------------------------
                                                                      2,620,230
-------------------------------------------------------------------------------
              Broadcasting/Radio - 2.0%

        2,333 Citadel Broadcasting              NR   NR   06/26/09    2,320,208
               Company, Term Loan B
-------------------------------------------------------------------------------
              Buildings & Real Estate -
               4.2%

        3,965 NRT, Inc., Term Loan             Ba3   NR   07/31/04    3,898,805

        1,000 Washington Group                   C    D   07/01/10      150,000
               International, Bond
               (a)(b)

          995 Washington Group                Caa3   NR   07/07/07      697,329
               International, Term Loan
               B (a)(b)
-------------------------------------------------------------------------------
                                                                      4,746,134
-------------------------------------------------------------------------------
              Cargo Transportation -
               1.5%

          983 North American Van Lines,         B1   B+   11/18/07      897,759
               Term Loan B

          856 RailAmerica, Inc., Term          Ba3  BB-   12/31/06      859,432
               Loan B
-------------------------------------------------------------------------------
                                                                      1,757,191
-------------------------------------------------------------------------------
              Chemicals, Plastics &
              Rubber - 7.9%

        2,580 CP Kelco ApS, Term Loan B         B1   B+   03/31/08    2,399,056

          862 CP Kelco ApS, Term Loan C         B1   B+   09/30/08      801,694

        3,970 Hercules, Inc., Term Loan        Ba1   BB   11/15/05    3,925,958
               D

        1,000 Ineos US Finance, LLC,           Ba3   BB   06/30/09      960,000
               Term Loan C

        1,000 OM Group, Inc., Term Loan        Ba3   BB   04/01/07      996,063
               B
-------------------------------------------------------------------------------
                                                                      9,082,771
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5

                 Portfolio of Investments (Unaudited)
                 Nuveen Floating Rate Fund (continued)
                 November 30, 2001

                                             Ratings*
                                            -----------
    Principal                                               Stated
 Amount (000) Description                   Moody's S&P Maturity** Market Value
-------------------------------------------------------------------------------
              Construction Materials -
               5.2%

      $ 8,333 California Pollution               NR  NR   07/01/14 $    714,167
               Control Financing
               Authority, CanFibre of
               Riverside Project, Bonds
               (a)(b)(c)

        4,500 California Pollution               NR  NR   07/01/19      385,650
               Control Financing
               Authority, CanFibre of
               Riverside Project, Bonds
               (a)(b)(c)

        3,500 CanFibre of Lackawana, LLC,        NR  NR   12/01/13           --
               Construction Loan
               (a)(b)(c)

          600 CanFibre of Lackawana, LLC,        NR  NR   12/01/13           --
               Letter of Credit (a)(b)(c)

        5,000 CanFibre of Riverside,             NR  NR   07/01/09           --
               Inc., Letter of Credit
               (a)(b)(c)

          267 CanFibre of Riverside,             NR  NR   12/31/01           --
               Inc., Working Capital Loan
               (a)(b)(c)

        4,925 Mueller Group, Inc., Term          B1  B+   08/16/07    4,838,813
               Loan D
-------------------------------------------------------------------------------
                                                                      5,938,630
-------------------------------------------------------------------------------
              Containers, Packaging &
              Glass - 6.6%

          932 Greif Bros. Corporation,          Ba3  BB   02/28/08      931,536
               Term Loan B

        1,524 Stone Container                   Ba3  B+   10/01/03    1,522,212
               Corporation, Term Loan C

        1,397 Stone Container                   Ba3  B+   10/01/03    1,395,026
               Corporation, Term Loan D

          988 Tekni-Plex, Inc., Term Loan        B1  B+   06/21/08      956,229
               B

        2,992 United States Can Company,         B2 BB-   10/04/08    2,670,042
               Term Loan B
-------------------------------------------------------------------------------
                                                                      7,475,045
-------------------------------------------------------------------------------
              Diversified Manufacturing -
               7.6%

        1,965 Blount, Inc., Term Loan B          B3   B   06/30/06    1,847,186

        1,995 Dresser, Inc., Term Loan B        Ba3 BB-   04/10/09    2,007,718

        1,980 GenTek, Inc., Term Loan C          B1 BB-   10/31/07    1,675,575

        4,851 Superior Telecom, Term Loan        B2  B+   11/27/05    3,114,986
               B
-------------------------------------------------------------------------------
                                                                      8,645,465
-------------------------------------------------------------------------------
              Electronics/Electronic
              Services - 0.9%

          990 Seagate Technology                 NR BB+   11/22/06      973,449
               Holdings, Inc., Term Loan
               B
-------------------------------------------------------------------------------
              Farming & Agricultural -
               0.8%

          886 Shemin Holdings                    NR  NR   01/28/07      875,926
               Corporation, Term Loan B
-------------------------------------------------------------------------------
              Finance & Banking - 0.2%

          592 Finova Group, Inc., Bond           NR  NR   11/15/09      216,080
-------------------------------------------------------------------------------
              Healthcare - 2.9%

        1,273 Advance PCS, Term Loan B          Ba3  BB   10/02/07    1,275,922

        2,000 Triad Hospitals, Inc., Term       Ba3  B+   09/30/08    2,020,188
               Loan B
-------------------------------------------------------------------------------
                                                                      3,296,110
-------------------------------------------------------------------------------
              Hotels, Motels, Inns &
              Gaming - 6.1%

        1,000 Alliance Gaming                    B1  B+   12/31/06      995,625
               Corporation, LLC, Term
               Loan

        1,000 Extended Stay America,            Ba3 BB-   01/15/08      994,500
               Inc., Term Loan B

          614 Isle of Capri Casinos,            Ba2 BB-   03/02/06      601,929
               Inc., Term Loan B

          537 Isle of Capri Casinos,            Ba2 BB-   03/02/07      526,688
               Inc., Term Loan C

        1,239 Wyndham International,             NR  NR   06/30/04      984,270
               Inc., Increasing Rate Loan

        3,422 Wyndham International,             NR  NR   06/30/06    2,779,351
               Inc., Term Loan B
-------------------------------------------------------------------------------
                                                                      6,882,363
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6

                                                   Ratings*
                                                  -----------
    Principal                                                     Stated
 Amount (000) Description                         Moody's S&P Maturity** Market Value
-------------------------------------------------------------------------------------
              Leisure & Entertainment - 0.9%

      $   977 Bally Total Fitness Holding             Ba3  B+   11/10/04 $    977,888
               Corporation, Term Loan
-------------------------------------------------------------------------------------
              Non-Durable Consumer Products -
               2.5%

        1,936 Hartz Mountain Corporation, Term         B1 BB-   12/31/07    1,887,223
               Loan

          990 Playtex Products, Inc., Term Loan       Ba3 BB-   05/31/09      996,844
               B
-------------------------------------------------------------------------------------
                                                                            2,884,067
-------------------------------------------------------------------------------------
              Personal & Miscellaneous
              Services - 2.1%

        1,000 Adams Outdoor Advertising Limited        B1  B+   02/01/08    1,003,125
               Partnership, Term Loan B

        1,416 Weight Watchers International,          Ba1 BB-   09/30/06    1,418,308
               Inc., Transferable Loan
               Certificate Facility
-------------------------------------------------------------------------------------
                                                                            2,421,433
-------------------------------------------------------------------------------------
              Printing & Publishing - 1.6%

        2,000 PRIMEDIA, Inc., Term Loan B              NR BB-   06/30/09    1,767,500
-------------------------------------------------------------------------------------
              Retail/Catalog - 3.7%

        4,622 Micro Warehouse, Inc., Term Loan         B1  B+   01/31/07    4,159,773
               B
-------------------------------------------------------------------------------------
              Retail/Oil & Gas - 2.2%

        2,500 TravelCenters of America, Inc.,         Ba3  BB   11/14/08    2,491,667
               Term Loan B
-------------------------------------------------------------------------------------
              Retail/Specialty - 1.8%

        2,000 Rite Aid Corporation, Term Loan          B1 BB-   06/27/05    1,985,333
-------------------------------------------------------------------------------------
              Retail/Stores - 4.1%

          735 Rent-A-Center, Term Loan D              Ba2 BB-   12/31/07      732,416

        1,940 SDM Corporation, Term Loan C            Ba3  BB   02/04/08    1,942,337

        1,940 SDM Corporation, Term Loan E            Ba3  BB   02/04/09    1,942,337
-------------------------------------------------------------------------------------
                                                                            4,617,090
-------------------------------------------------------------------------------------
              Telecommunications/Cellular/PCS -
               1.1%

          176 Airgate PCS, Inc., Tranche I Loan        NR  NR   06/06/07      172,818

        1,066 Airgate PCS, Inc., Tranche II            NR  NR   09/30/08    1,033,876
               Loan
-------------------------------------------------------------------------------------
                                                                            1,206,694
-------------------------------------------------------------------------------------
              Telecommunications/Competitive
              Local Exchange Carrier (CLEC) -
               0.1%

        3,000 WCI Capital Corporation, Term            NR  NR   09/30/07       90,000
               Loan B (a)(b)
-------------------------------------------------------------------------------------
              Telecommunications/Satellite -
               1.1%

        1,459 Satelites Mexicanos, SA de CV,           B1  B+   06/30/04    1,283,920
               Loan
-------------------------------------------------------------------------------------
              Transportation/Rail
              Manufacturing - 0.9%

          993 Kansas City Southern Railway            Ba1 BB+   12/29/06      996,765
               Company, Term Loan B
-------------------------------------------------------------------------------------
              Utilities - 4.3%

        3,000 AES EDC Funding II, LLC, Term            NR  NR   10/06/03    2,887,500
               Loan

          985 TNP Enterprises, Inc., Term Loan        Ba2 BB+   03/30/06      988,078

          990 Western Resources, Inc., Term            NR  NR   03/17/03      973,911
               Loan B
-------------------------------------------------------------------------------------
                                                                            4,849,489
-------------------------------------------------------------------------------------
              Total Variable Rate Senior Loan Interests and Interest       97,396,029
               Bearing Securities (cost $105,905,667)
         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
7

                 Portfolio of Investments (Unaudited)
                 Nuveen Floating Rate Fund (continued)
                 November 30, 2001

                                            Ratings*
                                           -----------
    Principal                                              Stated
 Amount (000) Description                  Moody's S&P Maturity** Market Value
------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -
                14.1%

      $15,955 JPMorgan Chase, Commercial        P1  A1   12/03/01 $ 15,954,786
               Paper, yielding 1.57%
------------------------------------------------------------------------------
------------
              Total Short-Term Investments (cost $15,954,786)       15,954,786
         ---------------------------------------------------------------------
              Total Investments (cost $121,860,453) - 100.0%       113,350,815
         ---------------------------------------------------------------------
              Other Assets Less Liabilities - 0.0%                      47,287
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $113,398,102
         ---------------------------------------------------------------------

NRNot rated.
         * Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
         ** Senior Loans in the Fund's portfolio generally are subject to man-datory and/or optional prepayment. Because of these mandatory pre-payment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remain-ing maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund es-timates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
         (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are gener-ally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are gen-erally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
         (a) At or subsequent to November 30, 2001, this issue was non-income producing.
         (b) At or subsequent to November 30, 2001, this issue was under the protection of the federal bankruptcy court.
         (c) Position has a zero cost basis and was acquired as part of a workout program.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
8

                 Statement of Net Assets (Unaudited)
                 Nuveen Floating Rate Fund
                 November 30, 2001


--------------------------------------------------------------
Assets
Investments, at market value (cost $121,860,453)  $113,350,815
Cash                                                   137,660
Receivables:
 Interest                                              618,485
 Shares sold                                            33,991
Other assets                                            46,213
--------------------------------------------------------------
  Total assets                                     114,187,164
--------------------------------------------------------------
Liabilities
Payable for investments purchased                      162,055
Distribution and service fees                           88,697
Dividends payable                                      492,310
Management fees                                         37,339
Other liabilities                                        8,661
--------------------------------------------------------------
  Total liabilities                                    789,062
--------------------------------------------------------------
Net assets                                        $113,398,102
--------------------------------------------------------------
Class A Shares
Net assets                                        $  4,371,470
Shares outstanding                                     478,670
Net asset value per share                         $       9.13
--------------------------------------------------------------
Class B Shares
Net assets                                        $ 27,586,279
Shares outstanding                                   3,020,571
Net asset value per share                         $       9.13
--------------------------------------------------------------
Class C Shares
Net assets                                        $ 79,343,895
Shares outstanding                                   8,685,759
Net asset value per share                         $       9.13
--------------------------------------------------------------
Class R Shares
Net assets                                        $  2,096,458
Shares outstanding                                     229,878
Net asset value per share                         $       9.12
--------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
9

                 Statement of Operations (Unaudited)
                 Nuveen Floating Rate Fund
                 Six Months Ended November 30, 2001


---------------------------------------------------------------------
Investment Income
Interest                                                 $ 4,825,250
Fees                                                          51,777
---------------------------------------------------------------------
Total investment income                                    4,877,027
---------------------------------------------------------------------
Expenses
Management fees                                              467,817
Service fees - Class A                                         6,155
Distribution and service fees - Class B                      148,639
Waiver of distribution fees - Class B                        (14,819)
Distribution and service fees - Class C                      439,923
Shareholders' servicing agent fees and expenses               64,085
Custodian's fees and expenses                                158,662
Trustees' fees and expenses                                    2,640
Professional fees                                             49,905
Shareholders' reports - printing and mailing expenses         16,250
Federal and state registration fees                           15,749
Other expenses                                                57,698
---------------------------------------------------------------------
Total expenses                                             1,412,704
 Expense reimbursement and waivers from the Adviser         (177,908)
---------------------------------------------------------------------
Net expenses                                               1,234,796
---------------------------------------------------------------------
Net investment income                                      3,642,231
---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions     (1,532,565)
Change in net unrealized appreciation (depreciation) of
 investments                                              (3,847,461)
---------------------------------------------------------------------
Net gain (loss) from investments                          (5,380,026)
---------------------------------------------------------------------
Net increase (decrease) in net assets from operations    $(1,737,795)
---------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
10

                 Statement of Changes in Net Assets (Unaudited)
                 Nuveen Floating Rate Fund

                                                   Six Months
                                                        Ended    Year Ended
                                                     11/30/01       5/31/01
----------------------------------------------------------------------------
Operations
Net investment income                            $  3,642,231  $  8,595,558
Net realized gain (loss) from investment
 transactions                                      (1,532,565)     (726,818)
Change in net unrealized appreciation
 (depreciation) of investments                     (3,847,461)   (4,707,971)
----------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                        (1,737,795)    3,160,769
----------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                             (153,965)     (442,851)
 Class B                                             (825,187)   (1,777,218)
 Class C                                           (2,416,899)   (5,786,040)
 Class R                                              (68,617)     (889,027)
From accumulated net realized gains from
 investment transactions:
 Class A                                                   --          (136)
 Class B                                                   --          (595)
 Class C                                                   --        (1,965)
 Class R                                                   --          (267)
----------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                      (3,464,668)   (8,898,099)
----------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                    4,945,485    91,072,906
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions               1,892,288     4,058,372
----------------------------------------------------------------------------
                                                    6,837,773    95,131,278
Cost of shares redeemed                           (22,542,293)  (23,672,020)
----------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                               (15,704,520)   71,459,258
----------------------------------------------------------------------------
Net increase (decrease) in net assets             (20,906,983)   65,721,928
Net assets at the beginning of period             134,305,085    68,583,157
----------------------------------------------------------------------------
Net assets at the end of period                  $113,398,102  $134,305,085
----------------------------------------------------------------------------
Accumulated distributions in excess of net
 investment income at the end of period          $   (153,735) $   (331,298)
----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
11

                 Statement of Cash Flows (Unaudited)
                 Nuveen Floating Rate Fund
                 Six Months Ended November 30, 2001


------------------------------------------------------------------------
Change in Net Assets from Operations                       $ (1,737,795)
------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from
 Operations to Net Cash provided by Operating Activities:
 Decrease in investments at value                            20,963,475
 Decrease in interest receivable                                554,952
 Increase in receivable for investments sold                     (6,836)
 Decrease in receivable from shares sold                        166,696
 Increase in other assets                                       (34,425)
 Increase in payable for investments purchased                  164,129
 Decrease in distribution and service fees                      (19,415)
 Decrease in management fees                                   (119,833)
 Decrease in other liabilities                                 (264,635)
------------------------------------------------------------------------
 Net cash provided by operating activities                   19,666,313
------------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from shares sold                                     4,945,485
Cost of shares redeemed                                     (22,542,293)
Cash dividends paid                                          (1,932,664)
------------------------------------------------------------------------
 Net cash used for financing activities                     (19,529,472)
------------------------------------------------------------------------
Net Increase in Cash                                            136,841
Cash at the beginning of period                                     819
------------------------------------------------------------------------
Cash at the End of Period                                  $    137,660
------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
12

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-di-versified, closed-end management investment company registered under the In-vestment Company Act of 1940, as amended. The Fund was organized as a Massa-chusetts business trust on June 28, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may also periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with ac-counting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans and bonds at the mean of the highest bona fide bid and the lowest bona fide ask prices when current quotations are readily available. Senior loans and bonds for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics considered relevant by such pricing service providers to de-termine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to override the price provided by the independent pricing service. There were no price overrides during the six months ended No-vember 30, 2001. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any ex-change and the secondary market for those senior loans is comparatively illiq-uid relative to markets for other fixed income securities. Because of the com-paratively illiquid markets, the value of a senior loan may differ signifi-cantly from the value that would have been used had there been an active mar-ket for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees con-sist primarily of amendment fees. Amendment fees are earned as compensation for reviewing and accepting changes to the original credit agreement.

Dividends and Distributions to Shareholders
The Fund intends to declare daily and pay monthly dividends from net invest-ment income. Generally payment is made or reinvestment is credited to share-holder accounts on the first business day after month-end. Net realized capi-tal gains from investment transactions, if any, are distributed to sharehold-ers not less frequently than annually. Furthermore, capital gains are distrib-uted only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net re-alized capital gains are determined in accordance with federal income tax reg-ulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting dis-tributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the av-erage daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B Shares are subject to a dis-tribution fee of up to 0.75% (currently 0.65% as a result of a voluntary ex-pense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay any early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years af-ter purchase. Class C Shares can be

-------------------------------------------------------------------------------
13
purchased at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an EWC of 1% if Class C Shares are re-deemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Change in Accounting Policy
Effective June 1, 2001, the Fund adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies. As required by the guide, the Fund began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. Prior to adopting the new guide, the Fund pre-sented paydown gains and losses on mortgage and asset-backed securities to-gether with realized gain/loss from investment transactions. This change in accounting has no effect on the total net assets or net asset value of the Fund. Interest income increased by $29,149 and realized gain/loss decreased by the same amount for the six months ended November 30, 2001.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. Fund Shares
Transactions in Fund shares were as follows:

                            Six Months Ended
                                11/30/01             Year Ended 5/31/01
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                      3,959  $     37,815     410,653  $  4,093,754
 Class B                    110,860     1,049,028   2,322,863    23,008,984
 Class C                    400,341     3,787,691   6,366,560    63,108,820
 Class R                      7,566        70,951      87,058       861,348
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                      9,467        89,272      26,272       259,905
 Class B                     34,881       328,770      68,484       668,909
 Class C                    153,379     1,442,435     307,992     3,030,839
 Class R                      3,381        31,811       9,998        98,719
----------------------------------------------------------------------------
                            723,834     6,837,773   9,599,880    95,131,278
----------------------------------------------------------------------------
Shares redeemed:
 Class A                    (95,424)     (905,003)    (98,351)     (969,424)
 Class B                   (368,868)   (3,498,441)   (196,483)   (1,933,576)
 Class C                 (1,909,617)  (18,128,799)   (566,445)   (5,573,590)
 Class R                     (1,062)      (10,050) (1,530,079)  (15,195,430)
----------------------------------------------------------------------------
                         (2,374,971)  (22,542,293) (2,391,358)  (23,672,020)
----------------------------------------------------------------------------
Net increase (decrease)  (1,651,137) $(15,704,520)  7,208,522  $ 71,459,258
----------------------------------------------------------------------------

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in March 2002. The results of the December 2001 Repurchase Offer are as fol-lows:

            Shares     Amount
-----------------------------
 Class A    30,747 $  280,720
 Class B   301,467  2,752,396
 Class C 1,660,353 15,175,619
 Class R    33,693    307,284
-----------------------------

3. Investment Transactions
Purchases and sales of investments (excluding short-term investments) during the six months ended November 30, 2001, aggregated $27,412,798 and $39,554,405, respectively.

-------------------------------------------------------------------------------
14

At November 30, 2001, the cost of investments owned for federal income tax purposes was $122,550,775.
At May 31, 2001, the Fund's last fiscal year end, the Fund had an unused capi-tal loss carryforward of $36,496 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2009.

4. Unrealized Appreciation (Depreciation)

At November 30, 2001, net unrealized depreciation of investments for federal income tax purposes aggregated $9,199,960 of which $1,062,654 related to ap-preciated investments and $10,262,614 related to depreciated investments.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the av-erage daily gross asset value of the Fund, minus the Fund's accrued liabili-ties (other than the principal amount of any borrowings incurred, and commer-cial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 2001, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to com-pensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2001, the Distributor compensated au-thorized dealers directly with approximately $60,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2001, the Distributor retained approximately $337,200 in such fees. The remaining fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approxi-mately $72,600 of EWC on share redemptions during the six months ended Novem-ber 30, 2001.

At November 30, 2001, the Adviser owned 2,500 shares of each Class of A, B, C and R.

6. Composition of Net Assets
At November 30, 2001, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-----------------------------
Capital paid-
 in             $124,320,860
Accumulated
 distributions
 in excess of
 net
 investment
 income             (153,735)
Accumulated
 net realized
 gain (loss)
 from
 investment
 transactions     (2,259,385)
Net unrealized
 appreciation
 (depreciation)
 of
 investments      (8,509,638)
-----------------------------
Net assets      $113,398,102
-----------------------------

7. Commitments
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $2.3 million as of No-vember 30, 2001. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

8. Senior Loan Participation Commitments
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a par-ticipation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the partic-ipation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such partici-pation commitments as of November 30, 2001.

9. Borrowings
In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets.

In October 2001, the Fund entered into a $15 million revolving credit agree-ment with Deutsche Bank AG, which expires in October 2002. Interest is charged at a rate of the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the fa-cility. During the six months ended November 30, 2001, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at November 30, 2001.

-------------------------------------------------------------------------------
15

                 Financial Highlights (Unaudited)

                 Selected data for a share outstanding throughout each period:

                                         Investment Operations              Less Distributions
                                   --------------------------------    ----------------------------
                                                      Net                   From
Class (Inception Date)                          Realized/                 and in
                                               Unrealized              Excess of
                     Beginning         Net        Invest-                    Net                        Ending
                           Net     Invest-           ment                Invest-                           Net
Year Ended               Asset        ment           Gain                   ment  Capital                Asset
May 31,                  Value      Income         (Loss)      Total      Income    Gains    Total       Value
--------------------------------------------------------------------------------------------------------------
Class A (11/99)
 2002(d)                $ 9.55        $.31          $(.43)     $(.12)     $(.30)     $--     $(.30)     $ 9.13
 2001                    10.00         .84           (.42)       .42       (.87)      --      (.87)       9.55
 2000(c)                 10.00         .40             --        .40       (.40)      --      (.40)      10.00
Class B (11/99)
 2002(d)                  9.55         .28           (.44)      (.16)      (.26)      --      (.26)       9.13
 2001                    10.00         .77           (.42)       .35       (.80)      --      (.80)       9.55
 2000(c)                 10.00         .37           (.01)       .36       (.36)      --      (.36)      10.00
Class C (11/99)
 2002(d)                  9.55         .27           (.43)      (.16)      (.26)      --      (.26)       9.13
 2001                    10.00         .76           (.42)       .34       (.79)      --      (.79)       9.55
 2000(c)                 10.00         .36             --        .36       (.36)      --      (.36)      10.00
Class R (11/99)
 2002(d)                  9.53         .32           (.42)      (.10)      (.31)      --      (.31)       9.12
 2001                    10.00         .88           (.46)       .42       (.89)      --      (.89)       9.53
 2000(c)                 10.00         .39            .02        .41       (.41)      --      (.41)      10.00
--------------------------------------------------------------------------------------------------------------

                                                         Before                       After
                                                     Reimbursement/               Reimbursement/
                                                         Waivers                    Waivers(b)
                                                 ----------------------      -----------------------
                                                                  Ratio                        Ratio
                                                                 of Net                       of Net
                                                                Invest-                      Invest-
Class (Inception Date)                           Ratio of          ment       Ratio of          ment
                                                 Expenses        Income       Expenses        Income
                                      Ending           to            to             to            to
                                         Net      Average       Average        Average       Average       Portfolio
Year Ended               Total        Assets          Net           Net            Net           Net        Turnover
May 31,              Return(a)         (000)       Assets        Assets         Assets        Assets            Rate
--------------------------------------------------------------------------------------------------------------------
Class A (11/99)
 2002(d)                 (1.34)%       4,371         1.59%*        6.27%*         1.31%*        6.56%*            24%
 2001                     4.23         5,353         1.91          7.99           1.39          8.51              62
 2000(c)                  4.03         2,221         3.14*         5.66*           .95*         7.85*              6
Class B (11/99)
 2002(d)                 (1.68)       27,586         2.24*         5.59*          1.96*         5.88*             24
 2001                     3.54        30,964         2.49          7.32           2.02          7.80              62
 2000(c)                  3.69        10,489         3.72*         5.16*          1.60*         7.28*              6
Class C (11/99)
 2002(d)                 (1.71)       79,344         2.35*         5.51*          2.06*         5.80*             24
 2001                     3.42        95,891         2.62          7.22           2.12          7.72              62
 2000(c)                  3.62        39,341         3.90*         4.92*          1.70*         7.12*              6
Class R (11/99)
 2002(d)                 (1.11)        2,096         1.34*         6.46*          1.05*         6.74*             24
 2001                     4.27         2,098         1.95          8.16           1.25          8.87              62
 2000(c)                  4.15        16,532         3.53*         4.85*           .70*         7.68*              6
--------------------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the investment adviser, where applicable.
(c) For the period November 29, 1999 (commencement of operations) through May 31, 2000.
(d) For the six months ended November 30, 2001.




                                 See accompanying notes to financial statements.

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16

Fund Information


Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Investment Adviser
Nuveen Senior Loan Asset Management Inc.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman & Cutler
Chicago, IL

Independent Public Accountants
KPMG LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787






NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


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17

Serving Investors For Generations

--------------------------------------------------------------------------------

[Photo of John Nuveen, Sr. Appears Here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



NUVEEN Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com